EXECUTION COPY

FIRST AMENDMENT TO CREDIT AGREEMENT

     FIRST AMENDMENT (this “First Amendment”), dated as of August 22, 2002, to the Amended and Restated Credit Agreement, dated as of August 22, 2001 (the “Credit Agreement”), among PG&E NATIONAL ENERGY GROUP, INC. (the “Borrower”), JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Issuing Bank (in such capacity, the “Issuing Bank”), the several lenders from time to time parties thereto (the “Lenders”), the Documentation Agents thereunder, the Syndication Agents thereunder, and JPMORGAN CHASE BANK, as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

     WHEREAS, the Borrower, the Issuing Bank, the Lenders and the Administrative Agent are parties to the Credit Agreement;

     WHEREAS, the Borrower has requested that the Issuing Bank and the Lenders amend the Credit Agreement as set forth herein;

     WHEREAS, the Issuing Bank, the Lenders and the Administrative Agent are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein; and

     WHEREAS, the amendments to the Credit Agreement set forth herein are not intended to affect any Lender’s obligation under Section 2.4(a) of the Credit Agreement or the Borrower’s obligation under Section 2.5 and the other applicable provisions of the Credit Agreement with respect to Letters of Credit outstanding on the effective date of this First Amendment.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Issuing Bank, the Lenders and the Administrative Agent hereby agree as follows:

     1.    Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

     2.    Amendment to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended as follows:

a.	by inserting the following defined term in the appropriate alphabetical order:

"'First Amendment Effective Date’ means the effective date of the First Amendment, dated as of August 22, 2002, to this Agreement.”

b.	by deleting the definition of “Tranche B Termination Date” in its entirety and substituting the following in lieu thereof:

"'Tranche B Termination Date’ means October 21, 2002.”

     3.    Amendment to Section 2.2 (Procedure for Issuance of Letters of Credit). Section 2.2 of the Credit Agreement is hereby amended by inserting the following clause at the end thereof:

"(b) Notwithstanding the above provisions of this Section 2.2, unless each Lender otherwise agrees, from and after the First Amendment Effective Date: (A) each Tranche A Letter of Credit issued from and after the First Amendment Effective Date shall be permitted solely as a replacement for any Tranche A Letters of Credit scheduled to expire after the First Amendment Effective Date which were used to support ordinary course-of-business performance obligations and trading arrangements (and not to support payment of indebtedness for borrowed money) and (B) the Borrower shall not be entitled to make any Application for Issuance of a Tranche B Letter of Credit.”

     4.    Amendment to Section 3.2 (Procedure for Loan Borrowing). Section 3.2 of the Credit Agreement is hereby amended by inserting the following paragraph at the end thereof:

“Notwithstanding the above provisions of this Section 3.2, unless each Lender otherwise agrees, from and after the First Amendment Effective Date, the Borrower shall not be entitled to issue any Notice of Borrowing in respect of any Commitments.”

     5.    Amendment to Section 4.4 (Financial Statements). Section 4.4 of the Credit Agreement is hereby amended as follows:

a.	by deleting Section 4.4(b) in its entirety and substituting the following in lieu thereof:

"(b) [intentionally omitted.]”

The parties acknowledge and agree that the foregoing amendment of Section 4.4(b) shall not be deemed to modify or otherwise affect in any way any representation or warranty made by the Borrower pursuant to Section 4.4(b) prior to the Effective Date.

b.	by deleting Section 4.4(c) in its entirety and substituting the following in lieu thereof:

"(c) Since December 31, 2000, there has been no development or condition that has had, or could reasonably be expected to result in, a Material Adverse Effect except to the extent such development or condition was described in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Quarterly Report on Form 10-Q filed by the Borrower with the SEC on August 2, 2002.”

     6.    Amendment to Section 5.2 (Conditions to Issuance of Each Letter of Credit under Section 2.1 and each Loan under Section 3.1(a) and 3.1(b)). A new clause (c) shall be inserted under Section 5.2 of the Credit Agreement immediately prior to the last paragraph thereof as follows:

"(c) Tranche A Extensions of Credit. Unless each Lender otherwise agrees, after giving effect to any Tranche A Extensions of Credit requested to be made on such date, the aggregate Tranche A Extensions of Credit of all Tranche A Lenders shall not exceed $278,713,607.40.”

     7.    Amendments to Article VI (Covenants). Article VI of the Credit Agreement is hereby amended as follows:

     a.    by deleting the “.” at the end of clause (h) of Section 6.4 of the Credit Agreement and replacing it with “; and” and inserting the following new clause (i) at the end of such Section:

"(i) on the third Business Day of each week after the First Amendment Effective Date, a sources and uses report in form satisfactory to the Administrative Agent.”

     b.    by adding the following sentence at the end of Section 6.7:

“In addition to the foregoing, the Borrower agrees that the Lenders shall be permitted to retain a financial advisor approved by the Required Lenders and agrees to, and to cause each of its Subsidiaries to, permit such financial advisor to visit and inspect its properties, books and records and to discuss its affairs, finances and condition with such persons as such financial advisor deems appropriate in an effort to provide financial assessments on all matters reasonably requested by the Administrative Agent. The Borrower further agrees to pay or reimburse the Administrative Agent for the reasonable fees and out-of-pocket costs and expenses of such financial advisor.”

     c.    by inserting a new section 6.18 at the end of Article VI as follows:

“SECTION 6.18 Certain Payments of Indebtedness. (a) From and after the First Amendment Effective Date, the Borrower shall not make or agree to pay or make, directly or indirectly, any payment of or in respect of any Indebtedness of the Borrower, or issue or agree to issue any Guaranty in respect of Indebtedness, other than of or in respect of any Indebtedness described under clauses (v) and (viii) of the definition thereof and any Guaranty of the Borrower with respect to liabilities described in such clauses (v) and (viii), except (a) payments of regularly scheduled interest and fees as and when due in respect of any such Indebtedness, (b) payments to or on behalf of PG&E National Energy Group Construction Company, LLC to be used to make the principal payment due on October 1, 2002 under the Credit Agreement dated as of May 29, 2001, as amended, such that, after giving effect to all such payments, the aggregate outstanding principal amount thereunder shall be at least $205,000,000, (c) payments under the Equity Funding Arrangement in support of the obligations of La Paloma Generating Company, LLC under the Participation Agreement dated as of March 7, 2000, as amended, in an amount not to exceed $25,000,000 and (d) payments under the Equity Funding Arrangement in support of the obligations of GenHoldings I, LLC under the Amended and Restated Credit Agreement dated as of March 15, 2002, in an amount not to exceed $100,000,000 per calendar month.

(b) From and after the First Amendment Effective Date, the Borrower shall not make, or permit any of its Subsidiaries to make, directly or indirectly, any payment in respect of any Indebtedness owed to PG&E Corp.”

     8.    Amendment to Schedule 1.1 (Commitments). Schedule 1.1 to the Credit Agreement is hereby amended by replacing such schedule in its entirety with a new Schedule 1.1 in the form attached to this First Amendment as Annex A.

     9.    Representations and Warranties. The Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Article IV of the Credit Agreement, as amended hereby. The Borrower represents and warrants that, after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

     10.    Effectiveness. This First Amendment shall become effective on the date (the “Effective Date”) on which the Administrative Agent receives counterparts of this First Amendment duly executed by the Borrower and the Required Lenders; provided that the provisions of Section 2.b. shall only become effective on the date on which (i) the Administrative Agent receives counterparts of this First Amendment duly executed by the Borrower and each Lender and (ii) the Administrative Agent has received from the Borrower, for the account of each Lender that has executed and delivered this First Amendment to the Administrative Agent, an amendment fee equal to 0.25% of such Lender’s Tranche B Commitments as set forth in new Schedule 1.1 set forth as Annex A hereto. Upon the Effective Date, the provisions of Section 5.b. hereof shall be deemed to be applicable to the representations and warranties made by the Borrower pursuant to Section 5.2 of the Credit Agreement in connection with all Extensions of Credit requested prior to the Effective Date (as well as requests made on and after the Effective Date).

     11.    Continuing Effect of the Credit Agreement. This First Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein, shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent and shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect any right, power or remedy of any Lender, the Issuing Bank or the Administrative Agent under any of the Loan Documents, nor modify, constitute a waiver of or in any way affect any provision of any of the Loan Documents, except as expressly provided herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

     12.    Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts (including telecopied counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

     13.    GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

PG&E NATIONAL ENERGY GROUP, INC

By: ________________________
Name:
Title:

JPMORGAN CHASE BANK, (formerly known as The Chase Manhattan Bank), as Administrative Agent

By: ________________________
Name:
Title:

JPMORGAN CHASE BANK, (formerly known as The Chase Manhattan Bank), as Issuing Bank

By: ________________________
Name:
Title:

JPMORGAN CHASE BANK, (formerly known as The Chase Manhattan Bank), as a Lender

By: ________________________
Name:
Title:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By: ________________________
Name:
Title:

By: ________________________
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC

By: ________________________
Name:
Title:

BARCLAYS BANK PLC

By: ________________________
Name:
Title:

WESTDEUTSCHE LANDESBANK GIROZENTALE, NEW YORK BRANCH

By: ________________________
Name:
Title:

By: ________________________
Name:
Title:

ABN AMRO BANK N.V

By: ________________________
Name:
Title:

By: ________________________
Name:
Title:

CITIBANK, N.A

By: ________________________
Name:
Title:

CREDIT LYONNAIS NEW YORK BRANCH

By: ________________________
Name:
Title:

DZ BANK AG DEUTSCHE ZENTRAL GENOSSENSCHAFTSBANK FRANKFURT AM MAIN, CAYMAN ISLAND BRANCH (formerly known as DG Bank Deutsche Genossenschaftsbank AG)

By: ________________________
Name:
Title:

By: ________________________
Name:
Title:

SOCIETE GENERALE

By: ________________________
Name:
Title:

BANK OF MONTREAL

By: ________________________
Name:
Title:

By: ________________________
Name:
Title:

THE BANK OF NOVA SCOTIA

By: ________________________
Name:
Title:

UBS AG, STAMFORD BRANCH

By: ________________________
Name:
Title:

By: ________________________
Name:
Title:

FORTIS CAPITAL CORP

By: ________________________
Name:
Title:

TORONTO DOMINION (TEXAS), INC

By: ________________________
Name:
Title:

FLEET NATIONAL BANK

By: ________________________
Name:
Title:

Annex A to First Amendment

Schedule 1.1

COMMITMENTS

	Tranche A	Tranche B
Lender	Commitment	Commitment	Commitment

JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank)	$39,400,000	$39,400,000	$78,800,000
Dresdner Bank AG, New York and Grand Cayman Branches	$39,400,000	$39,400,000	$78,800,000
The Royal Bank of Scotland PLC	$39,400,000	$39,400,000	$78,800,000
Barclays Bank PLC	$39,400,000	$39,400,000	$78,800,000
Westdeutsche Landesbank Girozentale, New York Branch	$39,400,000	$39,400,000	$78,800,000
ABN AMRO Bank N.V	$39,400,000	$39,400,000	$78,800,000
Citibank, N.A	$39,400,000	$39,400,000	$78,800,000
Credit Lyonnais New York Branch	$39,400,000	$39,400,000	$78,800,000
DZ Bank AG Deutsche Zentral Genossenschaftsbank Frankfurt Am Main, Cayman Island Branch (formerly known as DG Bank Deutsche Genossenschaftsbank AG)	$39,400,000	$39,400,000	$78,800,000
Société Générale	$39,400,000	$39,400,000	$78,800,000
Bank of Montreal	$20,000,000	$20,000,000	$40,000,000
The Bank of Nova Scotia	$20,000,000	$20,000,000	$40,000,000
UBS AG, Stamford Branch	$20,000,000	$20,000,000	$40,000,000
Fortis Capital Corp.	$16,000,000	$16,000,000	$32,000,000
Toronto Dominion (Texas), Inc.	$16,000,000	$16,000,000	$32,000,000
Fleet National Bank	$14,000,000	$14,000,000	$28,000,000
Total Commitments	$500,000,000	$500,000,000	$1,000,000,000